Exhibit 99.1

RealPage Reports Q1 2013 Financial Results

  2013 Q1 Non-GAAP revenue increases 19.4% to $89.0 million
  2013 Q1 Non-GAAP on demand revenue increases 20.5% to $85.3 million
  2013 Q1 adjusted EBITDA increases 25.8% to $20.7 million
  2013 Q1 Non-GAAP earnings per share increases 30.0% to $0.13 per diluted share

CARROLLTON, Texas--(BUSINESS WIRE)--May 2, 2013--RealPage, Inc. (NASDAQ:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its first quarter ended March 31, 2013.

“We continued to deliver consistent on demand revenue growth above 20% while expanding Adjusted EBITDA margins,” said Steve Winn, Chairman and CEO of RealPage. “We are particularly pleased with 15% unit expansion compared to last year and across the board better adoption of our solutions. During the quarter, we completed two small acquisitions which should increase the footprint of our multichannel marketing solutions as well as the senior living solutions that we currently offer. We expect customers will continue to migrate to our robust platform of software and software-enabled services, which we believe are the most integrated and most comprehensive solutions in the industry.”

First Quarter 2013 Financial Highlights

  Non-GAAP total revenue was $89.0 million, an increase of 19.4% year-over-year;
  Non-GAAP on demand revenue was $85.3 million, an increase of 20.5% year-over-year;
  Adjusted EBITDA was $20.7 million, an increase of 25.8% year-over-year;
  Non-GAAP net income was $10.0 million, or $0.13 per diluted share, a year-over-year increase of 30.5% and 30.0%, respectively; and
  GAAP net income was $1.0 million, or $0.01 per diluted share, compared to GAAP net income of $1.7 million, or $0.02 per diluted share, in the prior year quarter.

Financial Outlook

RealPage management expects to achieve the following results during its second quarter ended June 30, 2013:

  Non-GAAP total revenue is expected to be in the range of $93.5 million to $95.0 million;
  Adjusted EBITDA is expected to be in the range of $21.0 million to $22.0 million;
  Non-GAAP net income is expected to be in the range of $10.1 million to $10.7 million, or $0.13 to $0.14 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 76.3 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2013:

  Non-GAAP total revenue is expected to be in the range of $384.0 million to $390.0 million;
  Adjusted EBITDA is expected to be in the range of $90.0 million to $93.0 million;
  Non-GAAP net income is expected to be in the range of $43.9 million to $45.7 million, or $0.57 to $0.60 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 76.5 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of acquisitions and exclude any costs resulting from the Yardi litigation (including settlement costs and related insurance litigation). Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 58685038, until May 9, 2013.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ multichannel managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, growth, expenditures, tax rates, and outstanding shares; expected increase in the footprint of its multichannel marketing solutions as well as the senior living solutions that RealPage currently offers; and expected customer migration to RealPage’s platform of software and software-enabled services. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; (h) inability to complete the integration of our LeaseStar products and deliver enhanced functionality on a timely basis; or (i) the discovery of facts and circumstances currently not available to management; and such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by RealPage, including its Annual Report on Form 10-K previously filed with the SEC on February 27, 2013. All information provided in this release is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi litigation (including settlement costs and related insurance litigation), acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to Yardi litigation (including settlement costs and related insurance litigation), and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and any impact related to the Yardi litigation (including settlement costs and related insurance litigation), from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three Months Ended March 31, 2013 and 2012
(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31,
	2013	2012
Revenue:
On demand	$85,322	$70,718
On premise	950	1,416
Professional and other	2,709	2,283
Total revenue	88,981	74,417
Cost of revenue(1)	35,364	30,613
Gross profit	53,617	43,804
Operating expense:
Product development(1)	12,038	11,313
Sales and marketing(1)	22,902	16,806
General and administrative(1)	16,507	12,303
Total operating expense	51,447	40,422
Operating income	2,170	3,382
Interest expense and other income, net	(89)	(636)
Income before income taxes	2,081	2,746
Income tax expense	1,063	1,026
Net income	$1,018	$1,720

Net income per share
Basic	$0.01	$0.02
Diluted	$0.01	$0.02
Weighted average shares used in
computing net income per share
Basic	74,011	70,590
Diluted	75,454	73,170

(1) Includes stock-based compensation	Three Months Ended
expense as follows:	March 31,
	2013	2012
Cost of revenue	$750	$689
Product development	1,131	1,062
Sales and marketing	3,201	737
General and administrative	2,163	1,500
	$7,245	$3,988

Condensed Consolidated Balance Sheets
At March 31, 2013 and December 31, 2012
(unaudited, in thousands except share data)

	March 31,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$22,761	$33,804
Restricted cash	28,936	35,202
Accounts receivable, less allowance for doubtful accounts of $1,146 and $1,087 at
March 31, 2013 and December 31, 2012, respectively	54,652	51,937
Deferred tax asset, net	197	-
Other current assets	9,633	6,541
Total current assets	116,179	127,484
Property, equipment and software, net	40,845	32,487
Goodwill	141,693	134,025
Identified intangible assets, net	103,129	104,640
Deferred tax asset, net	846	-
Other assets	3,731	3,561
Total assets	$406,423	$402,197
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$12,697	$9,805
Accrued expenses and other current liabilities	22,774	19,246
Current portion of deferred revenue	58,992	60,633
Deferred tax liability, net	-	2
Customer deposits held in restricted accounts	29,103	35,171
Total current liabilities	123,566	124,857
Deferred revenue	10,121	9,446
Deferred tax liability, net	-	10
Revolving credit facility	-	10,000
Other long-term liabilities	5,927	2,813
Total liabilities	139,614	147,126
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares
issued and outstanding at March 31, 2013 and December 31, 2012, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized,
77,918,997 and 77,012,925 shares issued and 76,606,090 and 75,826,615 shares
outstanding at March 31, 2013 and December 31, 2012, respectively	78	77
Additional paid-in capital	358,877	347,203
Treasury stock, at cost: 1,312,907 and 1,186,310 shares at	(7,256)	(6,323)
and March 31, 2013 and December 31, 2012, respectively
Accumulated deficit	(84,760)	(85,778)
Accumulated other comprehensive loss	(130)	(108)
Total stockholders' equity	266,809	255,071
Total liabilities and stockholders' equity	$406,423	$402,197

Condensed Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2013	2012
Cash flows from operating activities:
Net income	$1,018	$1,720
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	7,798	7,878
Deferred tax expense	685	578
Stock-based compensation	7,245	3,988
Loss on disposal of assets	3	178
Acquisition-related contingent consideration	2,638	430
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	(2,182)	(3,870)

Net cash provided by operating activities	17,205	10,902
Cash flows from investing activities:
Purchases of property, equipment and software, net	(7,724)	(3,560)
Acquisition of businesses, net of cash acquired	(10,050)	(4,303)
Intangible asset additions	(600)	(75)
Net cash used by investing activities	(18,374)	(7,938)
Cash flows from financing activities:
Payments on and proceeds from debt, net	(10,136)	(5,373)
Payments of deferred acquisition-related consideration	(307)	-
Issuance of common stock	1,524	1,761
Purchase of treasury stock	(933)	(1,046)
Net cash used in financing activities	(9,852)	(4,658)
Net decrease in cash and cash equivalents	(11,021)	(1,694)
Effect of exchange rate on cash	(22)	(4)
Cash and cash equivalents:
Beginning of period	33,804	51,273
End of period	$22,761	$49,575

Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2013	2012

Revenue:	$88,981	$74,417
Acquisition related deferred revenue adjustment	2	81
Non-GAAP revenue	$88,983	$74,498

	Three Months Ended
	March 31,
	2013	2012
Adjusted gross profit:
Gross profit	$53,617	$43,804
Acquisition related deferred revenue adjustment	2	81
Depreciation	1,843	1,585
Amortization of intangible assets	1,967	2,418
Stock-based compensation expense	750	689
Adjusted gross profit	$58,179	$48,577

Adjusted gross profit margin	65.4%	65.2%

	Three Months Ended
	March 31,
	2013	2012
Adjusted EBITDA:
Net income	$1,018	$1,720
Acquisition related deferred revenue adjustment	2	81
Depreciation, asset impairment and loss on disposal of asset	3,688	3,227
Amortization of intangible assets	4,113	4,829
Interest expense, net	357	638
Income tax expense	1,063	1,026
Litigation-related expense	406	360
Stock-based compensation expense	7,245	3,988
Acquisition related expense	2,774	553
Adjusted EBITDA	$20,666	$16,422

Adjusted EBITDA margin	23.2%	22.0%

	Three Months Ended
	March 31,
	2013	2012
Non-GAAP total product development:
Product development	$12,038	$11,313
Less: Amortization of intangible assets	-	-
Stock-based compensation expense	1,131	1,062
Non-GAAP total product development:	$10,907	$10,251

Non-GAAP total product development as % of non-GAAP revenue:	12.3%	13.8%

Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2013	2012
Non-GAAP total sales and marketing:
Sales and marketing	$ 22,902	$ 16,806
Less: Amortization of intangible assets	2,146	2,411
Stock-based compensation expense	3,201	737
Non-GAAP total sales and marketing:	$ 17,555	$ 13,658

Non-GAAP total sales and marketing as % of non-GAAP revenue:	19.7%	18.3%

	Three Months Ended
	March 31,
	2013	2012
Non-GAAP total general and administrative:
General and administrative	$ 16,507	$ 12,303
Less: Acquisition related expense	2,774	553
Stock-based compensation expense	2,163	1,500
Litigation related expense	406	360
Non-GAAP total general and administrative:	$ 11,164	$ 9,890

Non-GAAP total general and administrative as % of non-GAAP revenue:	12.5%	13.3%

	Three Months Ended
	March 31,
	2013	2012
Non-GAAP total operating expense:
Operating expense	$ 51,447	$ 40,422
Less: Amortization of intangible assets	2,146	2,411
Acquisition related expenseAcquisition related expense	2,774	553
Stock-based compensation expense	6,495	3,299
Litigation related expense	406	360
Non-GAAP total operating expense:	$ 39,626	$ 33,799

Non-GAAP total operating expense as % of non-GAAP revenue:	44.5%	45.4%

	Three Months Ended
	March 31,
	2013	2012
Non-GAAP operating income:
Operating income	$ 2,170	$ 3,382
Acquisition related deferred revenue adjustment	2	81
Amortization of intangible assets	4,113	4,829
Stock-based compensation expense	7,245	3,988
Acquisition related expense	2,774	553
Litigation related expense	406	360
Non-GAAP operating income	$ 16,710	$ 13,193

Non-GAAP operating margin	18.8%	17.7%

Reconciliation of GAAP to Non-GAAP Measures
For the Three Months Ended March 31, 2013 and 2012
(unaudited, in thousands, except per share data)
	Three Months Ended
	March 31,
	2013	2012
Non-GAAP net income:
Net income	$1,018	$1,720
Acquisition related deferred revenue adjustment	2	81
Amortization of intangible assets	4,113	4,829
Stock-based compensation expense	7,245	3,988
Acquisition related expense	2,774	553
Litigation related expense	406	360
Loss on disposal of assets	3	178
Subtotal of tax deductible items	14,543	9,989

Tax impact of tax deductible items(1)	(5,817)	(3,996)
Tax expense resulting from applying effective tax rate(2)	231	(72)
Non-GAAP net income	$9,975	$7,641

Non-GAAP net income per share - diluted	$0.13	$0.10

Weighted average shares - diluted	75,454	73,170
Weighted average effect of dilutive securities	-	-
Non-GAAP weighted average shares - diluted	75,454	73,170

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, Acquisition related deferred revenue adjustment and
Acquisition related expense.
(2) Represents adjusting to a normalized effective tax rate of 40%.
	Three Months Ended
	March 31,
	2013	2012
Non-GAAP cash flows from operating activities:
Cash flows from operating activities	$17,205	$10,902
Litigation related payments	320	446
Non-GAAP cash flows from operating activities	$17,525	$11,348

	Three Months Ended
	March 31,
	2013	2012
Annualized Non-GAAP on demand revenue per average on demand unit:
On demand revenue	$85,322	$70,718
Acquisition related deferred revenue adjustment	2	81
Non-GAAP on demand revenue	$85,324	$70,799

Ending on demand units	8,545	7,431
Average on demand units	8,329	7,366

Annualized Non-GAAP on demand revenue per average on demand unit	$40.98	$38.45

Annual customer value of on demand revenue(1)	$350,174	$285,722

(1) This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric is calculated by multiplying ending on demand units times annualized Non-GAAP on demand revenue per average on demand unit for the periods presented.

CONTACT:
RealPage, Inc.
Investor Relations
Rhett Butler, 972-820-3773
rhett.butler@realpage.com